UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $110,400.00 per share	FFAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2026 (the “Signing Date”), Faraday Future Intelligent Electric Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company has agreed to sell, and the Investor has agreed to purchase, $10 million (the “Subscription Amount”) of Class A common stock, par value $0.0001 per share of the Company (the “Class A Common Stock”) at a per share price equal to 100% of the closing price of Class A Common Stock (such per share price, the “Initial Price” and such number of shares of Common Stock issued thereunder, the “Subject Shares”) immediately prior to the closing date (the “Closing Date”). The closing is subject to the satisfaction of certain closing conditions. The Subscription Amount will be provided to the Investor by AIxCrypto Holdings Inc. (“AIxC”), a subsidiary owned and controlled by the Company, pursuant to an entrusted agreement entered into between the Investor and AIxC.

True-Up Issuance

Pursuant to the Purchase Agreement, if and whenever on or after the Closing Date but prior to the earlier of (i) the six (6) month anniversary of the Closing Date or (ii) the date on which the Registration Statement (as defined below) is declared effective by the Securities and Exchange Commission (the “Commission” and such earlier date, the “Expiration Date”), subject to certain exceptions provided therein, the Company grants, issues or sells (or enters into any agreement to grant, issue or sell) to any third party other than the Investor or an affiliate thereof, any shares of Class A Common Stock or securities convertible into, or exercisable or exchangeable for Class A Common Stock for consideration per share (the “New Issuance Price”) less than the Effective Per Share Price (as defined below) in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (the foregoing, a “Dilutive Issuance”), then, within two (2) business days after the consummation of such Dilutive Issuance, the Company shall issue True-Up Shares (as defined below) to the Investor. As used herein, “Effective Per Share Price” means, initially, the Initial Price, and thereafter, the New Issuance Price for the most recent Dilutive Issuance prior to the Expiration Date, if any, for which True-Up Shares (as defined below) have been issued to the Investor.

Upon the consummation of a Dilutive Issuance, the Company shall issue to the Investor, for no additional consideration, a number of shares of Class A Common Stock (the “True-Up Shares”), equal to (A) the quotient of (i) the Subscription Amount divided by (ii) the New Issuance Price, minus (B) the sum of (i) the number of Subject Shares issued to the Investor at the closing plus (ii) the number of True-Up Shares, if any, previously issued to the Investor in accordance with the Purchase Agreement.

For avoidance of doubt, in no event shall the Company issue to the Investor any True-Up Shares which, when issued, would otherwise cause the aggregate number of shares of Class A Common Stock issued to the Investor (including the Subject Shares and any True-Up Shares) to exceed 19.99% of the total outstanding shares of Class A Common Stock immediately prior to the Signing Date (subject to adjustment for any stock splits, combinations or the like).

Registration Rights

The Company has also agreed to file a registration statement (the “Registration Statement”) with the Commission on or prior to April 20, 2026, to register for resale all Subject Shares and seek effectiveness within 45 days following the filing date of such Registration Statement.

The Purchase Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide information regarding its terms. It is not intended to provide any other factual information about the parties to the Purchase Agreement or any of their respective affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement and as of specified dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to securityholders. Securityholders are not third-party beneficiaries under the Purchase Agreement. Accordingly, they should not rely on the representations, warranties and covenants contained in the Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of any of the parties or any of their respective affiliates.

The foregoing summary of the Purchase Agreement, and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated January 30, 2026, by and between Faraday Future Intelligent Electric Inc. and the Investor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: February 5, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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